SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                December 7, 2004

                          AMERICHIP INTERNATIONAL INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

      Nevada                       000-33127                       98-0339467
------------------------   ------------------------     ---------------------------------
(State of Incorporation)   (Commission File Number )    (IRS Employer Identification No.)

                              Plymouth Trade Center
                          9282 General Drive, Suite 100
                             Plymouth, MI 48170-4607
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (313) 341-1663
                                 --------------
                         (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      We announced on December 7, 2004 that we had entered into a letter of intent to acquire KSI Machine & Engineering Inc. ("KSI"), a supplier of large industrial castings and molds for the automotive and aerospace industries. The completion of the transaction is subject to a number of factors, including but not limited to, the satisfactory completion of due diligence, the negotiation and execution of definitive agreements, and other customary closing conditions. There can be no assurance that the purchase will be consummated as set forth in the letter of intent, which is nonbinding with respect to the terms of the proposed transaction and the obligation to close. Except for the proposed purchase price of $3,200,000, the terms of the transaction have not been disclosed. If completed, the transaction is currently anticipated to close in early 2005.

      A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits Furnished.

99.1        Press Release, dated December 7, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         By:  /s/ Marc Walther
                                         ------------------------------------
                                         Marc Walther
                                         President and Chief Executive Officer
                                         AMERICHIP INTERNATIONAL INC.


Date: December 7, 2004